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                                                                  Exhibit 10.6

      STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - MODIFIED NET
                 AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.   BASIC PROVISIONS ("BASIC PROVISIONS").

         1.1 PARTIES: This Lease ("Lease"), dated for reference purposes only, SEPTEMBER 20, 1999 is made by and between LUIGI ZANETTE AND MIRANDA ZANETTE, TRUSTEES OF THE ZANETTE FAMILY TRUST U/A, DATED OCTOBER 2, 1993 ("Lessor") and HOMESTEAD TECHNOLOGIES, INC., a Delaware Corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

         1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease commonly known by the street address of 3469 Edison Way located in the City of MENLO PARK (UNINCORP.) County of SAN MATEO, State of CALIFORNIA, with zip code 94025 as outlined in Exhibit A attached hereto ("Premises"). The "Building" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building) AN APPROXIMATELY 18,130 SQUARE-FOOT OFFICE/R&D BUILDING WHICH IS CURRENTLY UNDER CONSTRUCTION AND SHALL BE COMPLETED AS PER ATTACHED PLAN.

In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.) *See below

         1.2(b) PARKING: 53 unreserved vehicle parking spaces ("Unreserved Parking Spaces"); and 0 reserved vehicle parking spaces ("Reserved Parking Spaces"). (Also see Paragraph 2.6.)

         1.3 TERM: APPROXIMATELY 14 years and 10 months ("Original Term") commencing DECEMBER 1, 1999 OR UPON SUBSTANTIAL COMPLETION ("Commencement Date") and ending SEPTEMBER 30, 2014 ("Expiration Date"). (Also see Paragraph 3.)

         1.4 EARLY POSSESSION: -- ("Early Possession Date"). (Also see Paragraphs 3.2 and 3.3.)

         1.5 BASE RENT: $29,008.00 per month ("Base Rent"), payable on the FIRST day of each month commencing JANUARY 1, 2000. (Also see Paragraph 4.)

/X/ If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum ONE, attached hereto.

         1.6(a) BASE RENT PAID UPON EXECUTION: $29,008. Base Rent for the FIRST MONTH OF THE TERM

         1.6(b) LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: ONE HUNDRED PERCENT (100%) ("Lessee's Share") as determined by /X/ pro rata square footage of the Premises as compared to the total square footage of the Building or [ ] other criteria as described in Addendum ____

         1.7 SECURITY DEPOSIT: $58,000 ("Security Deposit"). (Also see Paragraph 5.)

         1.8 PERMITTED USE: GENERAL OFFICE, SOFTWARE DEVELOPMENT AND ALL LEGALLY RELATED USES ("Permitted Use") (Also see Paragraph 6.)

         1.9 INSURING PARTY. Lessor is the "Insuring Party." (Also see Paragraph 8.)

         1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

/X/   Soroush Kaholi, Licensed Broker         represents Lessor exclusively
      -----------------------------------     ("Lessor's Broker")
/ /                                           represents Lessee exclusively
      -----------------------------------     ("Lessee's Broker")
/ /                                           represents both Lessor and
      -----------------------------------     Lessee ("Dual Agency") (Also
                                              see Paragraph 15.)

         1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of $ -- ) for brokerage services rendered by said Broker(s) in connection with this transaction.

         1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 55, and Exhibits A through **, all of which constitute a part of this Lease. ** AND A RIDER ATTACHED HERETO.

2.   PREMISES, PARKING AND COMMON AREAS.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

         2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

         2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date, Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.6 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

         2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents has, made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

         2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect it immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

* EXCEPT TO THE EXTENT REDUCED BY ANY GOVERNMENTAL OR REGULATORY AGENCY DURING THE TERM OF THIS LEASE.

                                                     Initials: /s/ [ILLEGIBLE]
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                                                               /s/ [ILLEGIBLE]
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         2.6  VEHICLE PARKING. Lessee shall be entitled to use the number of
Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see
Paragraph 2.9.)

                  (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                  (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                  (c) Lessor shall at the Commencement Date of this Lease provide the parking facilities required by Applicable Law.

         2.7 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line as outlined on Exhibit ___ and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

         2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

         2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                  (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

                  (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

                  (d) To add additional buildings and improvements to the Common Areas;

                  (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

3.   TERM.

         3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

         3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period. Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   RENT.

         4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

         4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                  (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Building and Common Areas, including, but not limited to, the following:

                           (i)  The operation, repair and maintenance, in
neat, clean, good order and condition, of the following:

                                    (aa)  The Common Areas, including parking
areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                                    (bb)  Exterior signs and any tenant
directories.

                                    (cc)  Fire detection and sprinkler
systems.

                           (ii)  The cost of water, gas, electricity and
telephone to service the Common Areas.

                           (iii)  Trash disposal, property management and
security service and the costs of any environmental inspections.

                           (v)  Real Property Taxes (as defined in Paragraph
10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                           (vi)  The cost of the premiums for the insurance
policies maintained by Lessor under Paragraph 8 hereof.

                           (vii)  Any deductible portion of an insured loss
concerning the Building or the Common Areas.

                           (viii)  Any other services to be provided by
Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

                  (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center based on square footage.

                  (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same. Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                  (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of Annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12 month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessor shall be credited the amount of such over-

                                                     Initials: /s/ [ILLEGIBLE]
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                                                               /s/ [ILLEGIBLE]
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                                      -2-
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payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5.   SECURITY DEPOSIT.

         Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein) that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   USE.

         6.1  PERMITTED USE.

                  (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

                  (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same which notice shall include an explanation of Lessor's reasonable objections to the change in use.

         6.2  HAZARDOUS SUBSTANCES.

                  (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may without Lessor's prior consent, in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements).

                  (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

                  (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

         6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five
(5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

         6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance of Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
ALTERATIONS.

         7.1  LESSEE'S OBLIGATIONS.

                  (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and report (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

                  (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

                  (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

         7.2  LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke

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detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

         7.3  UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

                  (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

                  (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

                  (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

         7.4  OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

                  (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

                  (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

                  (c) SURRENDER/RESTORATION. Lessee shall surrender the premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

         8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

         8.2  LIABILITY INSURANCE.

                  (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "Insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                  (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3  PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                  (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage including, if available at commercially reasonable cost, perils of flood and/or earthquake, including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed evaluation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

                  (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

                  (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                  (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

         8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lesser-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

         8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such rating as may be required by a Lender as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in

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this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven
(7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraphs 8.2(a) and 8.4. No such policy shall be cancellable or subject to modification except after thirty
(30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewal or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost hereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

         8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners, and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters Lessee upon notice from Lessor shall define the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessee nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

         9.1  DEFINITIONS.

                  (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

                  (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

                  (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

                  (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                  (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the nature of the Improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten
(10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty
(30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

         9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

         9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease; or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

         9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of the limits of coverage from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration, unless due to Lessor's gross negligence or willful misconduct.

                  (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty
(60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

         9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect but subject

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to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at
Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve
(12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition or Lessor's desire to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) Investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

         9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

         9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  REAL PROPERTY TAXES.

         10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

         10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

         10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

         10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.  ASSIGNMENT AND SUBLETTING.

         See Rider Para. 12.

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         12.3  ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The
following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein.

                  (a) Lessee hereby assigns and transfer to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease, provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary, Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor for any such rents and other charges so paid by said sublessee to Lessor.

                  (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                  (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                  (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                  (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  DEFAULT; BREACH; REMEDIES.

         13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

                  (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                  (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

                  (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

                  (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty
(30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code
Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                  (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

                  (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

         13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee:
(i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount of which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph
13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statue shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations, Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises the located.

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                  (d)  The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditions under Lessee's full and faithful performance of all of the terms covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

         13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder where or not collected for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall at Lessor's option, become due and payable quarterly in advance.

         13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession whichever first occurs. If more than the ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that that this Lease is not terminated by reason of such condemnation, Lessor shall be to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  BROKERS' FEES.

         15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

         15.2 ADDITIONAL TERMS. Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

         15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

         15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction, Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  TENANCY AND FINANCIAL STATEMENTS.

         16.1 TENANCY STATEMENT. Each party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

         16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease. Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.  NOTICES.

         23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mail of notice purposes. Either Party may be written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

         23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day

                                                     Initials: /s/ [ILLEGIBLE]
                                                               ---------------
                                                               /s/ [ILLEGIBLE]
                                                               ---------------
delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Services or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due
Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) without the written consent of Lessor of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies of law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not:
(i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or
(iii) be bound by prepayment of more than one month's rent.

         30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

         30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default of resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

                  (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

                  (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

         37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

         37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

                                                     Initials: /s/ [ILLEGIBLE]
                                                               ---------------
                                                               /s/ [ILLEGIBLE]
                                                               ---------------

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum of any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

                                                     Initials: /s/ [ILLEGIBLE]
                                                               ---------------
                                                               /s/ [ILLEGIBLE]
                                                               ---------------

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

                  IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEYS REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:      Redwood City, California                    Executed at: Menlo Park, California
            -----------------------------------------                     --------------------------------
on:                                                           on:  9/24/99
   --------------------------------------------------            -----------------------------------------


By LESSOR:                                                    By LESSEE:


Luigi Zanette and Miranda Zanette,                            Homestead Technologies, Inc.,
-----------------------------------------------------         --------------------------------------------

Trustees of the Zanette Family Trust U/A                      a Delaware Corporation
-----------------------------------------------------         --------------------------------------------
dated October 2, 1993


By:  /s/  Luigi Zanette                                       By:  /s/ Justin S. Kitch
   --------------------------------------------------            -----------------------------------------

Name Printed: Luigi Zanette                                   Name Printed: Justin S. Kitch
             ----------------------------------------                      -------------------------------

Title:                                                        Title:  President & CEO
      -----------------------------------------------               --------------------------------------

By:  /s/  Miranda Zanette                                     By: /s/ Joe H. Davila
   --------------------------------------------------            -----------------------------------------

Name Printed: Miranda Zanette                                 Name Printed:  Joe H. Davila
             ----------------------------------------                      -------------------------------

Title:                                                        Title:  VP of Finance and Administration
      -----------------------------------------------               --------------------------------------

Address:    709 Melissa St.                                   Address:  3475 Edison Way, Suite H
        ---------------------------------------------                 ------------------------------------

  San Mateo, Ca  94402                                          Menlo Park, Ca  94025
-----------------------------------------------------         --------------------------------------------

Telephone: (650) 345-8766                                     Telephone: (650) 549-3100
          -------------------------------------------                   ----------------------------------
Facsimile: (650) 593-0123                                     Facsimile: (650) 364-7329
          -------------------------------------------                   ----------------------------------



BROKER:                                                       BROKER:

Executed At: Redwood City, California                         Executed At:
            -----------------------------------------                     --------------------------------

On:  10/21/99                                                 On:
   --------------------------------------------------            -----------------------------------------

By:  /s/ Soroush Kaboli                                       By:
   --------------------------------------------------            -----------------------------------------

Name Printed:  Soroush Kaboli                                 Name Printed:
             ----------------------------------------                      -------------------------------

Title:  Licensed Real Estate Broker                           Title:
      -----------------------------------------------               --------------------------------------

Address: 2042 Barbara Drive                                   Address:
        ---------------------------------------------                 ------------------------------------

         Palo Alto, Ca  94303
-----------------------------------------------------         --------------------------------------------

Telephone: (650) 325-7891                                      Telephone: (   )
          -------------------------------------------                    ---------------------------------

Facsimile: (650) 325-7891                                     Facsimile: (   )
          -------------------------------------------                   ----------------------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071 (213) 687-8777.

                                                     Initials: /s/ [ILLEGIBLE]
                                                               ---------------
                                                               /s/ [ILLEGIBLE]
                                                               ---------------

RIDER TO A.I.R.E.A. STANDARD INDUSTRIAL LEASE -- MULTI-TENANT (MODIFIED NET -1993) DATED, FOR REFERENCE PURPOSES SEPTEMBER 20, 1999 BY AND BETWEEN LUIGI ZANETTE AND MIRANDA ZANETTE, TRUSTEES OF THE ZANETTE FAMILY TRUST U/A DATED OCTOBER 2, 1993 ("LESSOR"), AND HOMESTEAD TECHNOLOGIES ("LESSEE").

This Rider is attached to and made a part of the above-referenced typeset lease (the "Lease"). In the event of any conflict between the typeset portion of the Lease and this Rider, the terms and provisions of this Rider shall govern. If any addenda or amendments are also attached to the typeset portion of the Lease, this Rider shall govern to the extent of any conflict between the terms and provisions of this Rider and such addenda or amendments. All references in the following paragraphs are to corresponding paragraphs of the typeset portion of the Lease, except as otherwise expressly provided herein.

INSERT 1.2(a):  PREMISES.

         Lessor agrees that it will construct the Building in accordance with the approved plans. Upon completion of the Building, either party shall have the right, to be exercised within the first 30 days of the term, to cause the rentable square feet of the Building to be measured by a certified architect in accordance with Lessor's architect's methodology. In the event that the measurement shows that the actual rentable square feet (calculated by reference to the approved plans) is more or less than the 18,130 as represented by Lessor, then Base Rent shall be adjusted proportionately. If neither party exercises it right to measure the Building as set forth herein, then the rentable square feet of the Building shall be deemed to be 18,130.

INSERT 1.2(b):  PARKING.

         Lessee's use of such parking shall be at no cost to Lessee during the term of this Lease or any extensions thereof.

PAR 2.2:  CONDITION.

         Notwithstanding anything to the contrary in Paragraph 2.2, should a non-compliance with this warranty be of a latent nature, the time limitation for delivery of notice shall be extended to nine (9) months, and Lessor shall rectify such non-compliance, at Lessor's sole cost and expense, promptly after receipt of written notice thereof.

PAR 2.3:  COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODES.

         If necessary to protect or preserve the rights of Lessee, Lessor shall assign to Lessee the benefit of construction warranties respecting the Building or the Premises.

PAR. 2.10:  COMMON AREAS - CHANGES.

         Notwithstanding the provisions of Paragraph 2.10, Landlord may expand the Common Areas by the acquisition of adjacent land for purposes of providing additional parking and landscaping for the benefit of the Premises. In the event Landlord so expands the Common Area and such expansion is for the benefit of other properties or tenants, then Lessee shall be required to pay only its proportionate share of the costs of such expanded Common Area. Lessor's rights pursuant to this Paragraph 2.10 shall be subject to the condition that exercise of any of such rights shall not unreasonably interfere with Lessee's use of the Premises, substantially change the size, shape or location of the Common Areas as outlined on the attached Exhibit A except as allowed in the previous sentence or decrease the number of parking places allocated to Lessee pursuant to Paragraph 1.2(b).

PAR. 3.3:  DELAY IN POSSESSION.

         Notwithstanding anything to the contrary contained herein, if the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, and Lessee does not elect to terminate within the ten (10) day period after such period, if a subsequent event occurs which further delays the Commencement Date, fifteen (15) days after giving additional notice to Lessor, Lessee shall be entitled to terminate this Lease. Such election must be made by notice given to Lessor in writing within the twenty
(20) day period following the expiration of such fifteen (15) day notice period.

                                       1.

PAR. 4.2(a):  COMMON AREA OPERATING EXPENSES.

         Notwithstanding anything to the contrary contained in this Lease, the following shall not be included within Common Area Operating Expenses:

                  Any depreciation on the Building or Property.

                  Costs of a capital nature involving replacement of the roof, foundation, structural members, load-bearing walls, or building systems; provided, however, that Lessee shall be responsible for replacement of the HVAC system serving the Premises, if required during the first ten
(10) years of the Lease term. If replacement of the HVAC system is required thereafter, the cost thereof shall be borne by Landlord, and Landlord shall be entitled to include in Common Area Operating Expenses annually an amount equal to one year's amortized cost of such replacement HVAC, amortized over an anticipated ten year useful life. Such amortization shall be at ten percent (10%).

                  Costs incurred due to Lessor's violation of any terms or conditions of this Lease.

                  Overhead profit increments paid to Lessor's subsidiaries or affiliates for management or other services on or to the building or for supplies or other materials to the extent that the cost of the services, supplies, or materials exceeds the cost that would have been paid had the services, supplies, or materials been provided by unaffiliated parties on a competitive basis.

                  All interest, loan fees, and other carrying costs related to any mortgage or deed of trust or related to any capital item, and all rental and other payable due under any ground or underlying lease, or any lease for any equipment ordinarily considered to be of a capital nature (except janitorial equipment which is not affixed to the Building.)

                  Costs of repairs and other work occasioned by fire, windstorm, or other casualty of an insurable nature (but not including deductibles paid by Landlord for insured losses). In no event, however, shall Common Area Operating Costs include the amount of any deductibles paid with respect to any loss covered by earthquake coverage, where such deductible exceeds twenty-five thousand dollars.

                  Any costs, fines, or penalties incurred due to violations by Lessor of any governmental rule or authority, this Lease or any other lease in the Property, or due to Lessor's negligence or willful misconduct.

                  Management costs to the extent they exceed 5% of Annual
Rent.

                  The cost of correcting any building code or other violations which were violations prior to the Commencement Date.

                  The cost of containing, removing, or otherwise remediating any contamination of the Property (including the underlying land and ground water) by any toxic or hazardous materials (including, without limitation, asbestos and "PCB's") where such contamination was not caused by Lessee or any of its agents, employees, contractors or invitees.

PARAGRAPH 4.2(d):  COMMON AREA OPERATING EXPENSES.

Lessor shall keep complete and accurate records in accordance with good bookkeeping and accounting practices regarding all Common Area Operating Expenses. Lessee shall have the right to audit, at its sole cost and expense, such records for each calendar year during the term of this Lease by notifying Lessor within 120 days following the end of each such calendar year and/or 120 days after Lessor has furnished Lessee a statement of such actual expenses. If an audit (performed by a certified public accountant on behalf of Lessee) reveals that Lessor has overcharged Lessee for common Area Operating Expenses, Lessee shall so inform Lessor. If Lessee and Lessor do not agree on such overcharge, then Lessee and Lessor agree to arbitrate the amount (if any) of such overcharge and if Lessor is found to have overcharged Lessee, Lessor shall refund the amount overcharged within ten days after such determination has been made.

PARAGRAPH 6.2(d): LESSOR'S INDEMNITY. Paragraph 6.2(d) is hereby added, which shall read in its entirety as follows:

                                       2.

         Lessor warrants to Lessee that on the commencement of the term hereof, to its actual knowledge, the Premises are free from contamination by any preexisting Hazardous Substances (and for purposes of this Paragraph 6.2(d), the Premises shall be deemed to include the underlying soil and ground water). Lessee shall in no event be responsible for any Hazardous Substances which were preexisting or preexisting conditions on the Premises. The provisions of this paragraph shall survive the termination of this Lease.

PAR. 7.2:  LESSOR'S OBLIGATIONS.

         Notwithstanding the provisions of Paragraph 7.2, if Lessor fails to timely and reasonably perform its maintenance and repair obligations hereunder, and, as a consequence, Lessee's use of the Premises is substantially impaired, Lessee shall have the right to cause such repair or maintenance to be performed at Lessor's expense and to deduct the costs thereof, together with interest thereon at the highest rate permitted by law, from the rent payable to Lessor.

PAR. 7.3(a):  DEFINITIONS; CONSENT REQUIRED.

         Notwithstanding the provisions of 7.3, Lessee shall be entitled to make Alterations and Utility Installations in, on, under or about the Premises, without the prior consent of Lessor, so long as the cost of each such Alteration or Utility Installation (i) does not exceed the sum of $15,000 (or the aggregate cost of such Alteration or Utility Installation during any given one year period does not exceed $50,000), (ii) does not effect any structural or exterior portions of the Building or adversely effect the Building electrical, plumbing or HVAC systems, or (iii) does not involve the removal or relocation of any walls. Lessee shall, however, provide Lessor with fifteen (15) days prior advance written notice to enable Lessor to post any desired notices of non-responsibility.

PAR. 7.4: OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION. Notwithstanding any provision in this Lease to the contrary:

         (a) Lessee shall not be required to remove (i) any improvements and fixtures installed by Lessee in, on or about the Premises pursuant to Lessee's repair obligation under this Lease, (ii) any of the initial Tenant Improvements pursuant to Paragraph 50(A) hereof, or (iii) any Alterations or Utility Installations for which Lessee has obtained Lessor's consent, unless Lessor has indicated, at the time of granting such consent, that such removal will be required.

         (b) In addition to its personal property, equipment, and Trade Fixtures, Lessee shall be entitled to remove any Lessee Owned Alterations and Utility Installations (but not, in any case, any electrical or communications cabling and any items agreed in advance by Lessor and Lessee to remain on the Premises) at the expiration of the term, provided Lessee repairs all damage caused by such removal.

PAR. 8.2(a) INSURANCE.

         Following the seventh year of the term, Lessor shall have the right to require the amount of insurance coverage required to be carried by Lessee hereunder to be adjusted to what is then a commercially reasonable and customary amount.

PAR. 9:  DAMAGE OR DESTRUCTION.

         Notwithstanding anything to the contrary in Paragraph 9, if Lessee's use of the Premises is substantially impaired for a period of more than 240 days after the date of casualty, Lessee shall have the right to terminate this Lease by written notice to Lessor at any time thereafter until Lessee's use of the Premises is substantially restored.

PAR. 10: REAL PROPERTY TAXES. Notwithstanding anything to the contrary in Paragraph 10:

         All amounts paid by Lessee to Lessor in advance payment of any year's Tax Increase in excess of taxes actually owed shall be paid by Lessor to Lessee within five (5) days of reconciliation of such amounts by Lessor.

                                       3.

PAR. 12:  ASSIGNMENT AND SUBLETTING.

         Lessee shall not sublet all or any portion of the Premises without Lessor's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned, subject to the terms of this Paragraph 12 and Paragraph 36.

         In the event Lessee desires to sublet all or any portion of the Premises, Lessee shall so notify Lessor, specifying the portion of the Premises proposed to be sublet, the terms of the proposed sublease and the proposed subtenant. Lessee shall also provide Lessor with such other information concerning the sublease, including the proposed use of the Premises by such subtenant and the subtenant's financial status, as Lessor may reasonably request. Upon receipt of such notice and information and upon Lessee's request for consent to the sublease, Lessor shall have fifteen (15) days to either consent to the proposed sublease or to terminate this Lease as to the portion of the Premises proposed to be sublet (including the entire Premises, if Lessee proposes to sublease the entire Premises). In the event Lessor elects to so terminate this Lease as to a portion of the Premises, Lessee shall be responsible for any costs of demising the portion of the Premises as to which the Lease is terminating. In the event Lessor elects to approve the proposed sublease, Lessor and Lessee shall share any Bonus Rent received by Lessee pursuant to such sublease in the proportion of 70% for Lessor and 30% for Lessee. For purposes of this Paragraph, "Bonus Rent" shall mean the amount (if any) by which all consideration received by Lessee for the sublease of the Premises exceeds the Rent payable hereunder, after first deducting costs and fees paid by Lessee to sublease the Premises (but not the costs to install Lessee's tenant improvements).

         Lessee may assign this Lease, or any portion thereof, without Lessor's consent, by operation of law or otherwise, including to any entity which controls, is controlled by, or is under common control with Lessee; to any entity which results from a merger of, reorganization of, or consolidation with Lessee; to any entity engaged in a joint venture with Lessee; or to any entity which acquires substantially all of the stock or assets of Lessee, as a going concern, with respect to the business that is being conducted in the Premises (collectively, a "Permitted Transfer"). Lessee agrees to provide written notice to Lessor of any Permitted Transfer.

PAR. 13.2:  REMEDIES.

         Notwithstanding any other provisions of this Lease to the contrary, Lessor's entry into the Premises for any purpose allowed by this Lease shall be subject to Lessee's reasonable security requirements, including the providing of reasonable notice, except in the event of emergency, in which case, entry shall be allowed without prior notice or restriction.

PAR. 16.2  FINANCIAL STATEMENTS.

         Notwithstanding the foregoing, Lessee's obligations upon Lessor's request, are limited to delivery of its currently existing financial statements. In addition, Lessee agrees to provide Lessor with quarterly unaudited financial statements and annual audited financial statements.

PAR. 25 RECORDING.

         Neither party shall record this Lease or a memorandum of lease with the County Reorder.

PAR. 32:  LESSOR'S ACCESS.

         Notwithstanding the provisions of Paragraph 32, Lessor shall provide Lessee with at least 24 hours' prior actual notice before entering the Premises. In the event of an emergency, the determination of which shall require Lessor to be reasonable, Lessor shall use its best efforts to provide Lessee with notice reasonable in such situation. In the event of any entry by Lessor onto the Premises, Lessor shall use its best efforts not to interfere with the conduct of Lessee's business.

 PAR. 54:  ADDITIONAL SECURITY.

         The Escrow shall be in an interest bearing account with interest to accrue for the benefit of Lessee and shall be paid out to Lessee quarterly. Notwithstanding the foregoing, in the event Lessee is in default of its obligations hereunder (after any applicable cure periods), such interest shall be retained in the Escrow thereafter.

                                       4.

PAR. 55: LESSOR'S WARRANTY. Paragraph 55 is hereby added, reading in its entirety as follows:

         Lessor hereby warrants that it is the fee owner of the Premises, that it has authority to enter into this Lease.

PAR. 56: LESSOR'S LIEN. Paragraph 56 is hereby added, reading in its entirety as follows:

         Notwithstanding anything herein to the contrary, Lessor waives any and all rights, title and interest Lessor now has, or hereafter may have, whether statutory or otherwise, to Lessee's inventory, equipment, furnishings, trade fixtures, books and records, personal property, and tenant improvements paid for by Lessee located at the Premises (singly and/or collectively, the "Collateral"). Lessor acknowledges that Lessor has no lien, right, claim, interest or title in or to the Collateral. Lessor further agrees that Lessee have the right, at its discretion, to mortgage, pledge, hypothecate or grant a security interest in the Collateral as security for its obligations under any equipment lease or other financing arrangement related to the conduct of Lessee's business at the Premises. Lessor further agrees to execute and deliver within three (3) business days any UCC filing statement or other documentation required to be executed by Lessor in connection with any such lease or financing arrangement, and any real estate consent or waiver forms submitted by any vendors, equipment lessors, chattel mortgagees, or holders or owners of the Collateral setting forth, inter alia that Lessor waives, in favor of such party any superior lien, claim, interest or other right therein.

The Collateral shall not become the property of Lessor or a part of the realty no matter how affixed to the Premises and may be removed by Lessee or any Equipment Lessors at any time and from time to time during the entire term of this Lease. Lessee shall promptly repair any damage caused by the removal of such property, whether effected by Lessee or Equipment Lessors.

PAR. 57: ESTOPPEL CERTIFICATES.

         Each party shall, within ten (10) business days of receiving a request from the other party, execute, acknowledge in recordable form, and deliver to the other party or its designee a certificate stating, subject to a specific statement of any applicable exceptions, that the Lease as amended to date is in full force and effect, that the Lessee is paying Rent and other charges on a current basis, and that to the best of the knowledge of the certifying party, the other party has committed no uncured defaults and has no offsets or claims. The certifying party may also be required to state the date of commencement of payment of Rent, the Commencement Date, the Termination Date, the Base Rent, the current Common Area Operating Expense estimates, the status of any improvements required to be completed by Lessor, the amount of any security deposit, and such other matters as may be reasonably requested.

LESSOR:                                              LESSEE:

LUIGI ZANETTE AND MARANDA ZANETTE,                   HOMESTEAD TECHNOLOGIES INC.
TRUSTEES OF THE ZANETTE FAMILY TRUST                 CORPORATION
U/A DATED OCTOBER 2, 1993

         /s/ Luigi Zanette                           By:       /s/ Justin Shelby Kitch
---------------------------------------------           ---------------------------------------------
Luigi Zanette, Trustee

                                                     Title:
                                                           -------------------------------------------

         /s/ Miranda Zanette                         Date:             9/24/99
---------------------------------------------             --------------------------------------------
Miranda Zanette, Trustee

Date:    10-21-99                                    By:           Joe H. Davila
---------------------------------------------             --------------------------------------------

                                                     Title:   V.P. Finance and Administration
                                                           -------------------------------------------

                                                     Date:             9/24/99
                                                          --------------------------------------------

                                       5.

--------------------------------------------------------------------------------

                              A D D E N D U M  TO

             STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET

--------------------------------------------------------------------------------


This Addendum is made a part of the Standard Industrial/Commercial Multi-Tenant Lease - Modified Net ("Lease") dated as of September 20, 1999, by and between Luigi Zanette and Miranda Zanette, Trustees of the Zanette Family Trust U/A dated October 2, 1993, as Lessor, and Homestead Technologies, Inc., a Delaware Corporation, as Lessee, for the premises commonly known as 3469 Edison Way, Menlo Park, CA. If any conflicts exist between the Lease and this Addendum, the terms of this Addendum shall govern.

49.  TENANT IMPROVEMENT ALLOWANCE:

Lessor at its sole cost shall improve the premises per attached plans and construction drawings. Said improvements shall include $50,000.00 allowance for Voice and Data Cabling. In addition, if requested by Lessee on or before November 1, 1999, Lessor shall provide up to $25,000.00 additional allowance towards Data Cabling. It is agreed and understood that the Monthly Rent shall increase $10.40 for every $1,000.00 of the additional allowance that is used at the request of Lessee.

50.  COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT:

Lessee shall be responsible for the installation and cost of any and all improvements, alterations or other work required on or to the premises or to any other portion of the property and/or building of which the premises are a part, required or reasonably necessary because of: (1) the use to which the Premises or any portion thereof is put; (2) the use by a subtenant by reason of assignment or sublease; or (3) both, including any improvements, alterations or other work required under the Americans With Disabilities Act of 1990. Compliance with the provisions of this Paragraph shall be a condition of Lessor granting its consent to any assignment or lease of all or a portion of this Lease and the Premises described in this Lease.

Broker makes no representation or warranty with respect to compliance or noncompliance of the facility or any contemplated use with ADA requirements. We recommend that you consult your attorney to determine if this act applies to you and if so the requirements that must be met. The applicability of the Act is a legal issue and we cannot give you legal advice on such matters.

51.  TOXIC CONTAMINATION DISCLOSURE:

Lessor and Lessee acknowledge that they have been advised that numerous federal, state, and/or local laws, ordinances and regulations (hereinafter referred to as the "Laws") affect the existence and removal, storage, disposal, leakage of and contamination by materials designated as hazardous or toxic (hereinafter referred to as the "Toxics"). Many materials, some utilized in everyday business activities and property maintenance, are designated as hazardous or toxic.

Some of the Laws require that Toxics be removed or cleaned up by landowners, future landowners or former landowners without regard to whether the party required to pay for "clean up" caused the contamination, owned the property at the time the contamination occurred or even knew about the contamination. Some items, such as asbestos or PCBs, which were legal when installed, now are classified as Toxics, and are subject to removal requirements. Civil lawsuits for damages resulting from Toxics may be filed by third parties in certain circumstances.

Broker has recommended, and hereby recommends, that each of the parties have competent professional environmental specialists review the Property and make recommended test so that a reasonably informed assessment of these matters can be made by each of the parties. Lessor and Lessee acknowledge that neither Broker nor its agents or salespersons, have been retained to investigate or arrange investigation by others, and have not made any recommendations or representations with regard to the presence or absence of Toxics on, in or beneath the Property. Lessor and Lessee agree that they will rely only on persons who are experts in this field and will obtain such expert advice so each of them will be as fully informed as possible with regards to Toxics in entering into this Agreement.

52.  ANNUAL COST OF LIVING RENTAL ADJUSTMENTS:

The minimum monthly rent provided for in Rent and Base Rent Paragraphs of the lease agreement shall be subject to adjustment at the commencement of the second year of the term and each year thereafter (hereinafter referred to as the "Adjustment Date") as follows:

The base for computing the adjustment is the Consumer Price Index for: All Urban Consumers/Urban Wage Earners and Clerical Workers (base year 1967 =
100) for San Francisco/Oakland published by the United States Department of Labor, Bureau of Labor Statistics (hereinafter referred to as the "Index"), which is in effect on the date of the commencement of the term (hereinafter referred to as the "Beginning Index"). The Index published most immediately preceding the Adjustment Date in question (hereinafter referred to as the "Extension Index") is to be used in determining the amount of the adjustment. If the Extension Index has increased over the Beginning Index, the minimum monthly rent for the following year shall be set by multiplying the minimum monthly rent set forth in Rent Paragraphs by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index.

In no event shall such rent increases be less than 4% of the rent in effect for the preceding 12 month period nor more than 8% of said period's rent.

                                       1.

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                              A D D E N D U M  TO

             STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET

--------------------------------------------------------------------------------


On adjustment of the minimum monthly rent as provided in this Lease, the parties shall immediately execute an amendment to this Lease stating the new minimum monthly rent.

If the Index is changed so that the Base Year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

53.  ADDITIONAL SECURITY:

As additional security for Lessee's performance under the Lease, concurrently with the execution hereof Tenant shall establish an interest bearing escrow account ("Escrow") with a federally insured bank or savings and loan association ("Bank"), held jointly in the name of Lessor and Tenant in the amount of Four Hundred Fifty Thousand Dollars ($450,000.00) on the following terms and conditions:

         53.1 RIGHT TO DRAW UPON ESCROW PROCEEDS. Lessor may (but shall not be required to) draw from the Escrow from time to time, in singular or partial draws upon Lessor's election in any such amount as may be necessary to cure the then-existing default, up to the full amount thereof, and use the proceeds therefrom (the "Escrow Proceeds") or any portion thereof to (i) cure or remedy any Default of Tenant under this Lease; (ii) repair damage to the Premises caused by Tenant; (iii) clean the Premises upon termination of this Lease, (iv) reimburse Lessor for the payment of any amount which Lessor may spend or be required to spend by reason of Lessee's Default, or (v) compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's Default, including without limitation all costs reasonably incurred by Lessor in releasing the Premises; it being understood that any use of the Escrow Proceeds shall not constitute a bar or defense to any of Lessor's remedies set forth in this Lease. In such event and upon written notice from Lessor to Tenant specifying the amount of the Escrow Proceeds so utilized by Lessor, Tenant shall immediately restore the Escrow to the full original amount required under this section. Lessee's failure to restore the Escrow within ten (10) business days of Lessor's notice shall constitute a Default hereunder.

         53.2 ESCROW INSTRUCTIONS. The instructions to the Bank ("Escrow Instructions") shall provide (i) that Lessor may make partial and multiple draws thereunder in any such amount as may be necessary to cure the then-existing default, up to the full amount thereof, (ii) that Lessor may draw upon the Escrow up to the full amount thereof, and the Bank will pay to Lessor the amount of such draw upon receipt by the Bank of a sight draft signed by Lessor, accompanied by a written certificate from Lessor that Tenant is in Default under the Lease and that Tenant has failed to cure such Default within fifteen (15) days after receipt by Tenant of Notice of Default and that Lessor is otherwise entitled to draw upon the Escrow, and (iii) that, in the event of Lessor's assignment or other transfer of its interest in this Lease, the Escrow shall be freely assignable by and without recourse to Lessor, to the assignee or transferee of such interest and the Bank will confirm the same to Lessor and such assignee or transferee. The Escrow Instructions shall also provide that the Escrow may not be released to Lessee without the written consent of Lessor; but it shall be subject, however, to release and/or reduction as set forth in Section 54.3 below. The Escrow Instructions shall further provide that it will comply with instructions for release an reduction of the Escrow only from the Lessor.

         53.3 RELEASE, REDUCTION, AND RESTORATION: The funds held in Escrow shall be subject to release to Lessee and/or reduction as follows:

         a) RELEASE. Within ten (10) days of the date that Lessee provides a certified statement to Lessor that it has received new capital in the minimum amount of Fifty Million and no/100 ($50,000,000.00) Dollars through an Initial Public Offering, Lessor shall execute written instructions to Bank releasing the Escrow in its entirety to Lessee. This right to release is in addition to, and not in lieu of, the right of reduction set forth below.

         b) REDUCTION. Commencing on the third (3rd) anniversary of the Commencement Date, provided that Lessee is not and has not at any time been in Default beyond any applicable cure periods (except for monetary defaults), and annually on each anniversary thereafter so long as there is no occurrence of default, the amount of the Escrow shall be reduced by One Hundred Thousand and no/100 ($100,000.00) Dollars. Within five
         (5) days of each applicable anniversary, Lessor shall execute written instructions to Bank releasing the aforesaid sum to Lessee.

         c) RESTORATION. Lessee shall provide quarterly financial reports to Lessor throughout the Term of the Lease. In the event that proceeds in the Escrow have previously been released pursuant to Section 54.3(b) above, and thereafter Lessee's Cash and Cash Equivalent Assets (as hereinafter defined) drop below Twenty Million and no/100 ($20,000,000.00) Dollars, Lessee shall restore the Escrow to the original amount. If Lessee defaults in any provision of the Lease beyond any applicable cure periods (except for monetary defaults), regardless of whether such default is subsequently cured, Lessee shall restore the Escrow Account to its original amount and it shall remain at that amount for the term of the Lease including all options and periods of occupancy.

                                       2.

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                              A D D E N D U M  TO

             STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET

--------------------------------------------------------------------------------


         d) CASH AND CASH EQUIVALENT ASSETS. "Cash and Cash Equivalent Assets" shall mean the aggregate amount of the following, to the extent owned by Lessee free and clear of all loans, ninety day payables, and encumbrances (and excluding any Security Deposit or Escrow hereunder):
         (i) cash on hand; (ii) dollar demand deposits maintained in the United States with, or certificates of deposit having a maturity of 150 days or less issued by, any commercial bank or other financial institution acceptable to the Lessor; (iii) direct obligations of, or unconditionally guaranteed by, the United States and having a maturity of one hundred fifty (150) days or less; and (iv) readily marketable commercial paper having a maturity of one hundred fifty (150) days or less, issued by any corporation organized and existing under the laws of the United States or any state thereof or the District of Columbia and rated by any nationally recognized rating organization in the United States with the highest rating assigned by such organization.

         e) RELEASE AT EXPIRATION OF TERM. On a date which is not more than thirty (30) days following the expiration of the Term (as it may be extended) or earlier termination of this Lease, the Escrow (as reduced pursuant to this section) shall be released to Lessee, less any amounts that Lessor reasonably estimates to be required to remedy any Defaults on the part of Lessee hereunder.

         f) UCC FILING. Lessor shall be entitled to file a UCC-1 protecting its interest in the Escrow. Within five (5) days of any release or reduction of the Escrow in accordance with the terms of this Lease, Lessor shall file a revised UCC-1 or UCC-2, as applicable. Lessee shall execute such documents as reasonably requested by Lessor and required for any such filing.

         g) STOCK WARRANTS. Upon execution, Lessee shall issue to Lessor or as Lessor directs, 10,820 warrants at a price of $5.45 per warrant.

55.      BASE RENT ADJUSTMENT:

In addition to the rental adjustment referred to in Paragraph 52 to this Addendum, Base rent also shall be adjusted on the fifth and tenth anniversaries of the Commencement Date (each an "Anniversary Date") to equal the Fair Market Rental Value of the Premises on such Anniversary Date; provided, however, that the Base Rent shall never be adjusted downward. Fair Market Rental Value shall be determined as follows: Sixty (60) days prior to each Anniversary Date, Lessor and Lessee shall meet and endeavor to agree upon Fair Market Rental Value. If they are unable to so agree within thirty
(30) days, Lessor and Lessee shall each select a licensed real estate broker who is active in the leasing or appraisal of similar space in the general vicinity of the Building and is not affiliated with either Lessor or Lessee (each a "Broker"). Each Broker shall thereupon determine the fair market rental value of the Premises, and the Fair Market Rental Value, as ultimately determined, shall not be greater than the larger determination nor less than the smaller determination (the "Range"). The Brokers shall then select a similarly qualified licensed real estate broker, who shall determine the Fair Market Rental Value, which shall, in any event, be within the Range. Each party shall pay the costs and fees of its respective Broker, and shall pay half the costs and fees of the jointly appointed broker.


LESSOR:

LUIGI ZANETTE AND MIRANDA ZANETTE, TRUSTEES OF THE
ZANETTE FAMILY TRUST U/A DATED OCTOBER 7, 1993


/s/ Luigi Zanette                                             Date:  10-21-99
---------------------------------------------------                ----------------------------
Luigi Zanette, Trustee


/s/ Miranda Zanette                                           Date: 10-21-99
---------------------------------------------------                ----------------------------
Miranda Zanette, Trustee



LESSEE:  HOMESTEAD TECHNOLOGIES, INC., A DELAWARE CORPORATION


By:    /s/ Justin S. Kitch                                    Date:    9/24/99
   ------------------------------------------------                ----------------------------
   Justin S. Kitch, President & CEO


By:   /s/ Joe H. Davila                                       Date:    9/24/99
   ------------------------------------------------                ----------------------------
  Joe H. Davila, V.P. of Finance & Administration

                                       3.

                                  EXHIBIT "A"

                                 [Floor Plans]

                                  EXHIBIT "A-1"

HOMESTEAD TECHNOLOGIES                                                  9-10-99
3468 EDISON WAY

OUTLINE SPECIFICATIONS
ALL T.I. MATERIALS SHALL BE MEDIUM GRADE STANDARD
The space shall be in conformance with the 1997n UBC, UFC, NEC, ADA, and any local building codes and ordinance and all other governing authorities having jurisdiction.

1.   HVAC SYSTEMS:     Systems to meet Uniform Mechanical Code standard and
                       requirements.  Open ceiling areas to have exposed ducts.

2.   ELECTRICAL / TEL / DATA:
     Private Office:   3 duplex, 1 tel /data location
     Workstation:      2 duplex, 1 tel /data location
     Conference:       2 duplex, 1 tel /data location
     Kitchen:          Dedicated circuits for appliances and outlets for
                       general areas
     Mail / Copier:    dedicated circuits for copier and printers, and outlets
                       for general office equipment and use
     Server Room:      Dedicated circuits for computer equipment per tenant's
                       requirements separate A/C unit for this room

     Electrical supply to the 1st floor Open Office shall be paid for by Lessor.

3.   FINISHES (GENERAL OFFICE)
     Floor:            - Carpet throughout except as noted below quality: 28 oz.
                         loop piles style TBD with accent pattern at the main entry
                       - VCT in Lunch, Coffee, Storage and Mail / Copy Room
                       - Static free sheet vinyl in Server Room

     Carpet installation shall be direct glue down on 1st floor and with padding on the 2nd floor

     Base:             4" high rubber base

     Wall:             Painted textured finish gypsum board walls
                       Accent paint at doors and frame by tenant

     Ceiling: Exposed structure except at Private Offices and all enclosed rooms to have 2x4 suspended ceiling

4.   FINISHES (TOILET ROOMS)
     Floor:            Sheet vinyl flooring

     Wall:             4'-0" high FRP panels with painted gyp bd above

     Ceiling:          Gypsum board ceiling

     Showers:          Prefabricated fiberglass shower

5. OPEN OFFICE LOW WALL PARTITIONS shall be by owner except for the Homestead logo facade shall be paid for by tenant

6. KITCHEN APPLIANCES: sink, garbage disposal, and dishwasher shall be provided by owner. Tenant to provide refrigerator, microwave oven and other countertop appliances. Owner to provide electrical outlets.

7.   DOORS:            3'-0"Wx7'-0"Hx13/4"T solid core wood door with ADA door
                       hardware. All other upgrade doors such as French doors, etc. shall be paid for by Lessor.

8.   LIGHTING FIXTURES:
     At suspended ceiling:      2x4 recessed fluorescent light fixture with
                                parabolic lens
     At open ceiling:           Suspended light fixtures

9.   STAIRS:  Shall be constructed of wood with carpeting or pre-molded vinyl treads and risers

10.  SECURITY SYSTEMS:  By Tenant
                        General Contractor to coordinate during construction

Homestead Technologies
3475 Edison Way, Suite H
Menlo Park, CA 94025
September 17, 1999

RE:  Lease dated September 20, 1999 (3469 Edison Way) (the "Lease")

Luigi Zanette
Miranda Zanette
Trustees of the Zanette Family Trust
c/o Saroush Kaboli
2042 Barbara Drive
Palo Alto, CA 94303

Dear Mr. and Mrs. Zanette:

In connection with our execution of the Lease, we are requesting your consent to an initial subleasing of up to half of the premises. This consent would be valid only during the first six months of the Lease term.

Additionally, you and we have agreed that Homestead will be able to retain any excess or bonus rents resulting from such subleasing.

Please indicate your consent and agreement to these matters by signing the enclosed copy of this letter where indicated, and returning a copy to me.

Sincerely,

Homestead Technologies

By
  ---------------------------------

Title
     ------------------------------

The undersigned hereby consent and agree to the foregoing.


----------------------------------------------------------------------------
Luigi Zanette, Trustee of the Zanette Family Trust U/A October 2, 1993


----------------------------------------------------------------------------
Miranda Zanette, Trustee of the Zanette Family Trust U/A October 2, 1993



                                       1.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                   ADDENDUM TO

           STANDARD INDUSTRIAL / COMMERCIAL SINGLE-TENANT LEASE - NET
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

This Addendum Two is made a part of the Standard Industrial / Commercial Multi-Tenant Lease - Modified Net ("Lease") dated as of September 20, 1999, by and between Luigi Zanette and Miranda Zanette, Trustees of the Zanette Family Trust U/A dated October 2, 1993, as Lessor, and Homestead.com, formerly known as Homestead Technologies, Inc., a Delaware Corporation, as Lessee, for the premises commonly known as 3469 Edison Way, Menlo Park, CA. If any conflicts exist between the Lease, the first addendum, the RIDER and this Addendum, the terms of this Addendum shall govern.

1.   PREMISES

Lessor agrees that it will construct the Building in accordance with the approved plans per Exhibit B and B-1. The rentable square foot of the Building is approximately 17,454.

2.   BASE RENT

$27,926.40 per month.

3.   BASE RENT PAID UPON EXECUTION:

$27,926.40.

4.   SECURITY DEPOSIT:

$56,000.00.

5.   COMMENCEMENT AND TERMINATION DATE:

Commencement Date shall be March 1, 2000 or upon substantial completion of construction and Termination Date shall be September 30, 2014.

6.   AREA A, B AND C CONSTRUCTION

Unless specified otherwise by Lessee, Lessor agrees to complete construction of area A, B and C within 90 days of receipt of certificate of occupancy.

Lessor: LUIGI ZANETTE AND MIRANDA ZANETTE, TRUSTEES OF THE ZANETTE
        FAMILY TRUST U/A DATED OCTOBER 2, 1993

By:  10-21-99  /s/ Luigi Zanette                               Date: 10-21-99
    ----------------------------------------------------            -------------------------
         Luigi Zanette

By: /s/ Miranda Zanette                                        Date: 10-21-99
    ----------------------------------------------------            -------------------------
         Miranda Zanette



LESSEE: HOMESTEAD.COM FORMERLY KNOWN AS HOMESTEAD TECHNOLOGIES, INC., A
DELAWARE CORPORATION


By: /s/ Justin S. Kitch                                        Date: 10-21-99
    ----------------------------------------------------            -------------------------
         Justin S. Kitch, President & CEO


By: /s/ Joe H. Davila                                          Date: 10-21-99
    ----------------------------------------------------            -------------------------
         Joe H. Davila, V.P. of Finance & Administration

-------------------------------------------------------------------------------

                                   EXHIBIT "B"

                                  [Floor Plan]

                                  EXHIBIT "B-1"

HOMESTEAD TECHNOLOGIES                                                  9-10-99
3468 EDISON WAY                                                   REV. 10-13-99

OUTLINE SPECIFICATIONS
ALL T.I. MATERIALS SHALL BE MEDIUM GRADE STANDARD
The space shall be in conformance with the 1997n UBC, UFC, NEC, ADA, and any local building codes and ordinance and all other governing authorities having jurisdiction.

1.       HVAC SYSTEMS:     Systems to meet Uniform Mechanical Code standard and
                           requirements. Open ceiling areas to have exposed ducts.

2.       ELECTRICAL / TEL / DATA:
         Private Office:   3 duplex, 1 tel /data location
         Workstation:      2 duplex, 1 tel /data location
         Conference:       2 duplex, 1 tel /data location
         Kitchen:          Dedicated circuits for appliances and outlets for
                           general areas
         Mail / Copier:    dedicated circuits for copier and printers, and
                           outlets for general office equipment and use
         Server Room:      Dedicated circuits for computer equipment per
                           tenant's requirements separate A/C unit for this room

         Electrical supply to the 1st floor Open Office shall be paid for by Lessor

3.       FINISHES (GENERAL OFFICE)
         Floor:            - Carpet throughout except as noted below
                              quality:  28 oz. loop piles style TBD
                              with accent pattern at the main entry
                           - Sealed Conc in Shipping / Receiving Room
                           - VCT in Lunch, Coffee, Storage and Mail / Copy Room
                           - Static free sheet vinyl in Server Room

         Carpet installation shall be direct glue down on 1st floor and with padding on the 2nd floor

         Base:             4" high rubber base

         Wall: Painted textured finish gypsum board walls Accent paint at doors and frame by tenant

         Ceiling: Exposed structure except at Private Offices and all enclosed rooms to have 2x4 suspended ceiling

4.       FINISHES (TOILET ROOMS)
         Floor:            Sheet vinyl flooring

         Wall:             4'-0" high FRP panels with painted gyp bd above

         Ceiling:          Gypsum board ceiling
         Shower:           Prefabricated Fiberglass Shower

5. OPEN OFFICE LOW WALL PARTITIONS shall be by owner except for the Homestead logo facade shall be paid for by tenant

6. KITCHEN APPLIANCES: sink, garbage disposal, and dishwasher shall be provided by owner. Tenant to provide refrigerator, microwave oven and other countertop appliances. Owner to provide electrical outlets.

7.       DOORS:            3'-0"Wx7'-0"Hx13/4"T solid core wood door with
                           ADA door hardware. All other upgrade doors such as French doors, etc. shall be paid for by Lessor.

8.       LIGHTING FIXTURES:
         At suspended ceiling:      2x4 recessed fluorescent light fixture with
                                    parabolic lens
         At open ceiling:           Suspended light fixtures

9.       STAIRS:  Shall be constructed of wood with carpeting or pre-molded vinyl treads and risers

10.      SECURITY SYSTEMS: By Tenant
                     General Contractor to coordinate during construction